NEWS RELEASE
For Immediate Release

Media Contact	Investor Contact
Rocky Krivijanski	Kelly Reisdorf
(571) 343-7003	(763) 433-1028
media.relations@vistaoutdoor.com	investor.relations@vistaoutdoor.com

Vista Outdoor Announces Sale of Savage Brand

Anoka, Minnesota, July 8, 2019 - Vista Outdoor Inc. (“Vista Outdoor”) (NYSE: VSTO) announced today that it has completed the sale of the legal entity operating its Savage Arms and Stevens firearms brands to a financial buyer for a total purchase price of $170 million, comprised of $158 million paid at closing and $12 million to be paid upon maturity of a five-year seller note issued by the buyer to Vista Outdoor in connection with the transaction.

The sale is part of Vista Outdoor’s previously announced transformation plan, which outlined the intent to reshape the company’s portfolio by cutting costs, consolidating leadership, paying down debt, and divesting certain brands, including both its eyewear brands and firearms brands, in order to pursue growth in product categories where the company believes it can be market leaders. As the company now looks forward, the focus is on ammunition, hunting and shooting accessories, hydration bottles and packs, outdoor cooking products, and cycling/ski helmets and accessories.

“Divesting our Savage brand was a key aspect of our transformation plan,” said Chris Metz, Chief Executive Officer of Vista Outdoor. “While it was a difficult decision to sell such an iconic brand, I remain confident that this was the correct choice to help Vista Outdoor grow in those categories where we can have leadership positions. Savage is a fantastic business, and it deserves to continue to evolve into other firearms categories. At this time, however, we simply do not have the resources to transform Savage into the full-service firearms company that it deserves to be and, therefore, we determined the brand would be better off with a different owner. We’re excited to see Savage reach its full potential under new ownership.”

Savage was acquired by Vista Outdoor’s predecessor, ATK, in 2013. ATK’s sporting business - which included Savage, Bushnell, Federal and CCI Ammunition, and dozens of other hunt/shoot accessories brands, spun off in 2015 to become Vista Outdoor.

“The Savage acquisition helped create Vista Outdoor, and we’re grateful for all the success the brand brought to our company over the past six years,” said Metz. “However, this divestiture now gives our ammunition brands flexibility to work with any industry partner to create the best products and meet our consumers’ needs.”

At closing, Vista Outdoor received gross proceeds from the divestiture of $158 million. Vista Outdoor will use the net after-tax proceeds of the sale to repay outstanding indebtedness.

“Reducing our debt is a key part of turning around our business,” said Metz. “Selling Savage and further reducing our overall leverage will improve our financial flexibility and better position the company for long-term growth. We’ve now rebuilt the company’s foundation to provide a more stable base upon which to grow. We have a portfolio of brands that all have the potential to be strong, market leaders in their respective categories and I’m proud of my team’s efforts in reshaping the portfolio over the course of the past year.”

Robert W. Baird & Co. served as transaction and financial advisor and Reed Smith LLP served as legal advisor to Vista Outdoor in connection with the transaction.

About Vista Outdoor Inc.
Vista Outdoor is a global designer, manufacturer and marketer of consumer products in the outdoor sports and recreation markets. The company has a portfolio of well-recognized brands that provides consumers with a wide range of performance-driven, high-quality and innovative products for individual outdoor recreational pursuits. Vista Outdoor products are sold at leading retailers and distributors across North America and worldwide. For news and information, visit www.vistaoutdoor.com or follow us on Twitter @VistaOutdoorInc and Facebook at www.facebook.com/vistaoutdoor.

Forward-Looking Statements
Certain statements in this press release and other oral and written statements made by Vista Outdoor from time to time are forward-looking statements, including those that discuss, among other things: Vista Outdoor’s plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words ‘believe’, ‘expect’, ‘anticipate’, ‘intend’, ‘aim’, ‘should’ and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause Vista Outdoor’s actual results to differ materially from expectations described in such forward-looking statements, including the following: general economic and business conditions in the United States and Vista Outdoor’s other markets outside the United States, including conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers; Vista Outdoor’s ability to attract and retain key personnel and maintain and grow its relationships with customers, suppliers and other business partners, including Vista Outdoor’s ability to obtain acceptable third party licenses; Vista Outdoor’s ability to adapt its products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; Vista Outdoor’s ability to maintain and enhance brand recognition and reputation; others' use of social media to disseminate negative commentary about us and boycotts; reductions in or unexpected changes in or our inability to accurately forecast demand for ammunition, firearms or accessories or other outdoor sports and recreation products; risks associated with Vista Outdoor’s sales to significant retail customers, including unexpected cancellations, delays and other changes to purchase orders; supplier capacity constraints, production disruptions or quality or price issues affecting Vista Outdoor’s operating costs; Vista Outdoor’s competitive environment; risks associated with diversification into new international and commercial markets including regulatory compliance; changes in the current tariff structures; the supply, availability and costs of raw materials and components; increases in commodity, energy and production costs; changes in laws, rules and regulations relating to Vista Outdoor’s business, such as federal and state firearms and ammunition regulations; Vista Outdoor’s ability to realize expected benefits from acquisitions and integrate acquired businesses; Vista Outdoor's ability to execute our strategic transformation plan, including our ability to realize expected benefits from the successful divestiture of non-core brands and profitability improvement initiatives; Vista Outdoor’s ability to take advantage of growth opportunities in international and commercial markets; foreign currency exchange rates and fluctuations in those rates; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury and environmental remediation; risks associated with cybersecurity and other industrial and physical security threats; capital market volatility and the availability of financing; changes to accounting standards or policies; and changes in tax rules or pronouncements. You are cautioned not to place undue reliance on any forward-looking statements we make. Vista Outdoor undertakes no obligation to update any forward-looking statements except as otherwise required by law. For further information on factors that could impact Vista Outdoor, and statements contained herein, please refer to Vista Outdoor’s filings with the Securities and Exchange Commission.